SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

      Filed by the Registrant  |X|
      Filed by a party other than the Registrant

      Check the appropriate box:
      |_|   Preliminary proxy statement
      |_|   Confidential, for Use of the Commission
            Only (as permitted by Rule 14a-6(e)(2))
      |X|   Definitive proxy statement
      |_|   Definitive additional materials
      |_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SILICONIX INCORPORATED
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)     Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)     Proposed maximum aggregate value of transaction:

          (5)     Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)     Amount previously paid:

          (2)     Form, Schedule or Registration Statement No.:

          (3)     Filing party:

          (4)     Date filed:

                             [Vishay Siliconix logo]




                             Siliconix incorporated
                              2201 Laurelwood Road
                          Santa Clara, California 95054

May 7, 2004


Dear Stockholder:

We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Siliconix incorporated, which will be held in the main auditorium at the Company's corporate headquarters, 2201 Laurelwood Road, Santa Clara, California, on Thursday, June 10, 2004, at 2:00 p.m. California time.

The Annual Report for the year 2003 is enclosed. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

The enclosed Proxy Statement explains the items of business to come formally before the meeting. As a stockholder, it is in your best interest to express your views regarding these matters. Whether or not you plan to attend the meeting, please date and sign the enclosed proxy card and return it promptly in the enclosed envelope, which requires no stamp if mailed in the United States. This will ensure the voting of your shares if you do not attend the meeting.

You may revoke any proxy you give at any time before it is exercised at the meeting.

Sincerely yours,



KING OWYANG
President and Chief
Executive Officer

                             SILICONIX INCORPORATED

                              2201 Laurelwood Road

                          Santa Clara, California 95054


            Notice of Annual Meeting of Stockholders-- June 10, 2004

TO THE STOCKHOLDERS OF SILICONIX INCORPORATED:

Notice is hereby given that the Annual Meeting of Stockholders of Siliconix incorporated will be held in the main auditorium at the Company's corporate headquarters, 2201 Laurelwood Road, Santa Clara, California, on Thursday, June 10, 2004, at 2:00 p.m. California time, for the following purposes:

      1.    To elect five directors for the ensuing year;

      2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors intends to nominate as directors those individuals listed in the attached Proxy Statement under the heading "Nominees." April 23, 2004 has been fixed as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

BY ORDER OF THE BOARD OF DIRECTORS


DAVID M. ACHTERKIRCHEN
Secretary

Santa Clara, California
May 7, 2004

Please date, sign, and return the enclosed proxy in the enclosed envelope.
If you plan to attend the meeting in person, please indicate this by checking the space provided on the proxy.

                                TABLE OF CONTENTS


SOLICITATION AND VOTING RIGHTS..........................................     1

PROPOSAL 1-- ELECTION OF DIRECTORS......................................     2

DIRECTORS' MEETINGS AND COMMITTEES......................................     3

REPORT OF AUDIT COMMITTEE...............................................     7

SECURITY OWNERSHIP......................................................     8

COMPENSATION OF OFFICERS AND DIRECTORS..................................     9

REPORT OF COMPENSATION COMMITTEE........................................     10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..........................     12

STOCK PERFORMANCE GRAPH.................................................     14

PROPOSAL 2-- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS........     15

STOCKHOLDER PROPOSALS...................................................     16

COMPLIANCE WITH SECTION 16 OF THE SECURITIES
EXCHANGE ACT OF 1934....................................................     16

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K..............................     17

OTHER MATTERS...........................................................     17

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER ...........................    A-1

FORM OF PROXY CARD......................................................    B-1

                                 PROXY STATEMENT

                                ----------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             SILICONIX INCORPORATED

                                  June 10, 2004

                                  ------------

                         SOLICITATION AND VOTING RIGHTS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of your proxy for use at the Annual Meeting of Stockholders to be held in the main auditorium at the Company's corporate headquarters, 2201 Laurelwood Road, Santa Clara, California, on Thursday, June 10, 2004, at 2:00 p.m. California time, and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being distributed to stockholders on approximately May 7, 2004. The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling, and the actual expenses incurred by brokerage houses, custodians, nominees, and fiduciaries for forwarding proxy material to beneficial owners.

The Company, a corporation existing and organized under the laws of the State of Delaware, has one class of equity securities issued and outstanding, consisting of 29,879,040 shares of common stock, $0.01 par value (the "Common Stock"). All of the shares of Common Stock are voting shares, but only those stockholders of record as of the record date, April 23, 2004, will be entitled to notice of and to vote at the meeting and at any and all postponements or adjournments thereof. Each stockholder of record is entitled to one vote for each share of Common Stock held on each matter that may come before the meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum for the purpose of transacting business at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

You may vote either FOR or WITHHOLD your vote for the election of the nominees as directors under Proposal One, and you may vote FOR, AGAINST, or ABSTAIN from voting on Proposal Two. Abstentions will have the effect of votes AGAINST Proposal Two. Broker non-votes will have no legal effect on either Proposal One or Proposal Two.

The shares represented by the accompanying proxy will be voted as directed with respect to each of the proposals set forth in this Proxy Statement, or, if no direction is indicated, your shares will be voted FOR such proposals. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by giving written notice of the revocation to the Secretary of the Company, by signing and timely returning another proxy card bearing a later date, or by attending the Annual Meeting and voting in person.

The "Company" and "Siliconix" refer to Siliconix incorporated, a Delaware corporation.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

At the Annual Meeting of Stockholders to be held on Thursday, June 10, 2004, the Company will present a slate of five nominees for election to the Board of Directors. Except as hereinafter stated, management will vote the shares represented by the enclosed proxy FOR the five nominees to the Board of Directors named below, unless indication to the contrary is marked thereon. In the event of the death, disqualification, refusal, or inability of any of such nominees to serve, it is the intention of the persons named in the enclosed proxy to vote for the election of such other person or persons as the persons named in the enclosed proxy determine in their discretion. The Board of Directors has no reason to believe that the named nominees will be unable or will decline to serve if elected. The election of each nominee requires a plurality of votes cast.

The Board of Directors recommends a vote FOR all of the nominees.

Nominees

The following sets forth the name, age and principal occupation of each nominee, his position with the Company and business experience during the past five years, and the year each was first elected a director of the Company.

King Owyang         58   President and Chief Executive Officer of the
                         Company since 1998; Executive Vice President,
                         Technology and Silicon Operations of the Company from 1992 to 1998; director of Siliconix since 1998.

Hanspeter Eberhardt 67   Retired semiconductor executive since 2003; director
                         of Fastech Ltd. Philippines from 2001 to 2003;
                         member of the Advisory Board of Fraunhofer Institut, Itzehoe, Germany, from 1998 to 2001; Senior Vice
                         President of the Semiconductor Division of TEMIC
                         TELEFUNKEN microelectronic GmbH from 1993 to 1998;
                         director of Siliconix incorporated from 1991 to 1998; nominee for director of Siliconix.

Glyndwr Smith       65   Assistant to the CEO and Executive Vice President,
                         Marketing Intelligence of Vishay Intertechnology,
                         Inc. (sometimes referred to hereinafter as "Vishay") since 2003; Assistant to the CEO and Senior Vice
                         President, Marketing Intelligence of Vishay from
                         1991 to 2003; director of Siliconix since 1998.

Timothy V. Talbert  57   Senior Vice President and Chief Credit Officer of
                         Lease Corporation of America since 2000; Senior Vice
                         President and Director of Asset Based Lending and
                         Equipment Leasing of Huntington National Bank from
                         1997 to 2000; prior to that, served in a variety of positions with Comerica Bank for more than 20 years;
                         director of Siliconix since 2001.

Thomas C.           63   Independent financial and accounting consultant;
Wertheimer               consultant to the Public Company Accounting
                         Oversight Board since May 2003; audit partner with the accounting firm PricewaterhouseCoopers LLP and its predecessor Coopers & Lybrand LLP from 1973 until his retirement in 2000; serves on the Boards of Directors of Vishay Intertechnology, Inc. and
                         Fiserv, Inc.; nominee for director of Siliconix.


                       Directors' Meetings and Committees

The Board of Directors met four times in 2003. In addition, members of the Board of Directors consulted informally by telephone and in person on numerous occasions during the year. All directors attended at least 75% of the meetings of the Board of Directors and of the committees, if any, of which he or she was a member. All of the present or future members of any committee listed below have been determined to meet the independence requirements and other criteria established by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Audit Committee
---------------

The current members of the Audit Committee of the Board of Directors are Christine Heiss, Mark Segall, and Timothy Talbert. None of these persons qualifies as an audit committee financial expert. Although the Company and the Nominating Committee (see "Nominating Committee" below) engaged in a diligent search to identify such an expert in 2003, they were unable to do so in sufficient time for the 2003 year-end audit process. Immediately after the Annual Meeting of Stockholders, the Audit Committee will consist of Hanspeter Eberhardt, Timothy Talbert, and Thomas Wertheimer. Mr. Wertheimer qualifies as an audit committee financial expert and will become chairman of the Audit Committee when he joins the Board immediately after the Annual Meeting of Stockholders. The roles and responsibilities of the Audit Committee are set forth in a written Amended and Restated Audit Committee Charter that has been adopted by the

Board of Directors, a copy of which is attached to this proxy statement as Annex
A. The Audit Committee met 13 times in 2003.

Management is responsible for the Company's internal controls, the financial reporting process, and preparation of the consolidated financial statements of the Company. The Company's independent auditors are responsible for, among other things, performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. It is the responsibility of the Audit Committee to monitor and oversee these processes. See also "Report of Audit Committee" below.

Compensation Committee
----------------------

The current members of the Compensation Committee of the Board of Directors are Christine Heiss, Mark Segall, and Timothy Talbert. Immediately after the Annual Meeting of Stockholders, the members of the Compensation Committee will be Hanspeter Eberhardt, Timothy Talbert, and Thomas Wertheimer. The functions of this committee are to consider recommendations as to remuneration arrangements for officers and other employees, including general wage increase targets for each fiscal year, and regular or special bonuses or awards, and to advise thereon. The members of the Committee met once in 2003 and considered, approved, and ratified actions taken by Siliconix management pertaining to compensation in 2004. See also "Report of Compensation Committee" below.

Nominating Committee
--------------------

The current members of the Nominating Committee of the Board of Directors are Christine Heiss, Mark Segall, and Timothy Talbert. Immediately after the Annual Meeting of Stockholders, the members of the Nominating Committee will be Hanspeter Eberhardt, Timothy Talbert, and Thomas Wertheimer. The functions of the Nominating Committee include identifying individuals qualified to become members of the Board; and recommending that the Board of Directors select the director nominees for the next Annual Meeting of Stockholders. This Committee met informally on numerous occasions in 2003 to facilitate the selection of an audit committee financial expert to serve on the Board of Directors and the Audit Committee. Through its efforts, Thomas Wertheimer agreed to stand for election to the Board of Directors at the Annual Meeting of Stockholders. The Nominating Committee has not adopted a formal charter; with Vishay owning 80.4% of the outstanding Common Stock of the Company, the Company is a "Controlled Company" as defined by Rule 4350(c)(5) of the National Association of Securities Dealers' listing standards and, accordingly, is exempt from the requirement to do so.

The Nominating Committee will consider recommendations for director nominations submitted by stockholders entitled to vote generally in the election of directors. Submissions must be made in accordance with the Committee's procedures as outlined below. For each Annual Meeting of Stockholders, the Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The Committee will consider only candidates who satisfy the Company's minimum qualifications for director as outlined below. In considering a stockholder recommendation, the Committee will take into account, among other factors, the size and duration of the recommending stockholder's ownership interest in the Company and whether the stockholder intends to continue holding that interest through the Annual Meeting date. Stockholders should be aware, as discussed below, that it is the general policy of the Company to re-nominate qualified incumbent directors and that, absent special circumstances, the Committee will not consider other candidates when a qualified incumbent consents to stand for re-election.

A stockholder wishing to recommend to the Nominating Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee in care of the Company's Corporate Secretary at the Company's principal executive offices, 2201 Laurelwood Road, Santa Clara, California 95054. Submissions must be made by mail, courier, or personal delivery. E-mailed submissions will not be considered. Submissions recommending candidates for election at an Annual Meeting of Stockholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders. In the event that the date of an Annual Meeting of Stockholders is more than 30 days following the first anniversary date of the Annual Meeting of Stockholders for the prior year, the submission must be made a reasonable time in advance of the mailing of the Company's proxy statement for the current year. See "Stockholder Proposals" below.

Each nominating recommendation must be accompanied by the following information:

  o The identity of the stockholder or group of stockholders making the recommendation and of the proposed nominee;
  o Any relationships between the recommending stockholder and the proposed nominee;
  o    The qualifications of the proposed nominee to serve as director; and
  o The consent of the proposed nominee to serve if nominated and elected and the agreement of the nominee to be contacted by the Committee, if the Committee decides in its discretion to do so.

Under a policy formulated by the Nominating Committee, the Company generally requires that all candidates for directors be persons of integrity and sound ethical character; be able to represent all stockholders fairly; have no interests that materially conflict with those of the Company and its stockholders; have demonstrated professional achievement; have meaningful management, advisory or policy making experience; have a general appreciation of the major business issues facing the Company; and have adequate time to devote to service on the Board of Directors. The Company also requires that a majority of directors be independent; at least three of the directors have the financial literacy necessary for service on the Audit Committee; and at least one of these directors qualify as an audit committee financial expert.

In selecting candidates for nomination at the Annual Meeting of Stockholders, the Nominating Committee begins by determining whether the incumbent directors desire and are qualified to continue their service on the Board of Directors. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure and contributing to the Board's ability to work as a collective body. Accordingly, it is the policy of the Committee, absent special circumstances, to recommend that qualified incumbent directors continue to serve on the Board of Directors. If there are Board positions for which the Committee will not be re-nominating a qualified incumbent, the Committee will solicit recommendations for nominees from persons who the Committee believes are likely to be familiar with qualified candidates, including members of the Board and senior management. The Committee may also engage a search firm to assist in identifying qualified candidates; where such a search firm is engaged, the Committee will set the fees and scope of the engagement. The Committee will review and evaluate each candidate who it believes merits serious consideration, taking into account all available information concerning the candidate, the qualifications for Board membership established by the Committee, the existing composition and mix of talent and expertise on the Board, and other factors that it deems relevant. In conducting its review and evaluation, the Committee may solicit the views of management and other members of the Board and may, if deemed helpful, conduct interviews of proposed candidates. The Committee will evaluate candidates recommended by stockholders in the same manner as candidates recommended by other persons, except that the Committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.

Securityholder Communications with the Board
--------------------------------------------

Securityholders of the Company may communicate with the Board of Directors, any committee of the Board, or any individual director, and any interested party may communicate with the non-management directors of the Board as a group, by sending a submission addressed to the appropriate person or persons, c/o Corporate Secretary, Siliconix incorporated, 2201 Laurelwood Road, Santa Clara, California 95054. The Company will ensure that the submission is delivered to the intended recipient. Submissions must be made by mail, courier, or personal delivery. E-mailed submissions will not be considered.

Attendance at Annual Meeting
----------------------------

Inasmuch as the Annual Meeting of the Board of Directors is held immediately preceding and following the Annual Meeting of Stockholders, all continuing members of the Board of Directors invariably attend the Annual Meeting. All five directors attended the 2003 Annual Meeting.

                            REPORT OF AUDIT COMMITTEE

In fulfilling its oversight duties, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and the independent auditors, Ernst & Young LLP. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, and Rule 2-07 of SEC Regulation S-X. This discussion addressed, among other topics, the auditors' responsibility under generally accepted auditing standards; critical accounting policies and practices; judgments and accounting estimates; alternative accounting treatments; any significant audit adjustments; any disagreements or difficulties encountered in performing the audit; and other material communications between the auditors and management. The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with Ernst & Young LLP the firm's independence. The Audit Committee also considered the compatibility of non-audit services provided to the Company by Ernst & Young LLP with the maintenance of the firm's independence. The Audit Committee has concluded that the provision of the non-audit services by Ernst & Young LLP in 2003 did not impair auditor independence. All of the audit and non-audit services provided by the independent auditors since January 1, 2003, were pre-approved by the Audit Committee.

Based upon the above review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2004 (See Proposal 2).

Respectfully submitted,

The Audit Committee

Christine P. Heiss
Mark B. Segall


Timothy V. Talbert

The foregoing Report of the Audit Committee does not constitute soliciting material and is not filed or deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.


                               SECURITY OWNERSHIP



The following table shows the amount of Common Stock of the Company beneficially owned, as of April 23, 2004, by the only persons who to the knowledge of the Company are the beneficial owners of more than 5% of the outstanding Common Stock of the Company. Such persons have sole investment and voting power with respect to the shares shown.


Name and Address of Beneficial     Amount Beneficially Owned   Percent of Class
Owner                              -------------------------   ----------------
-----------------------------

Vishay TEMIC Semiconductor               24,030,000                  80.4%
Acquisition Holdings Corp.
   63 Lincoln Highway
   Malvern, PA  19355

FMR Corp.                                 2,503,825
   82 Devonshire Street                                               8.4%
   Boston, MA  02109

The following table shows the number and percentage of shares of Common Stock beneficially owned, as of April 23, 2004, by (i) each current director and nominee for director, (ii) each executive officer of the Company, and (iii) all directors, nominees for director, and executive officers as a group. Each person has sole investment and voting power with respect to the shares shown.

Name of Beneficial Owner        Amount Beneficially Owned     Percent of Class
------------------------        -------------------------     ----------------

Nick Bacile                               45                         *

King Owyang                              4,261                       *

Hanspeter Eberhardt                        0                        --

Christine P. Heiss                         0                        --

Mark B. Segall                             0                        --

Glyndwr Smith                              0                        --

Timothy V. Talbert                         0                        --

Thomas C. Wertheimer                       0                        --

All directors, nominees, and             4,306                       *
  executive officers as a group
  (eight persons)

-------------------

*Less than 1%.

                     COMPENSATION OF OFFICERS AND DIRECTORS

The following table shows, as to the Chief Executive Officer and the Company's only other executive officer (collectively, the "Named Executive Officers"), information concerning compensation paid for services to the Company in all capacities during the fiscal year ended December 31, 2003, as well as the total compensation paid to each such individual for the Company's previous two fiscal years.

                           Summary Compensation Table
                           --------------------------

                                                                              All Other
                                    Annual Compensation                    Compensation(1)
                                    -------------------                    ---------------

Name and                                       Other Annual Compensation
Principal Position    Year  Salary    Bonus    -------------------------
------------------    ----  ------    -----
King Owyang           2003  $403,062  $ 92,489          (2)                   $  34,211
  President and CEO   2002  $392,468  $166,908          (2)                   $  45,789
                      2001  $393,224  $165,289          (2)                   $  17,234

Nick Bacile           2003  $265,187  $ 40,755          (2)                   $  34,211
  Executive Vice      2002  $261,758  $ 74,828          (2)                   $  45,789
  President           2001  $255,209  $ 10,700          (2)                   $  17,234

--------------
(1) The Company does not have any stock option or stock purchase plans, although options to purchase shares of common stock of Vishay Intertechnology, Inc. have been issued to certain executive officers under the Vishay Intertechnology 1998 Stock Option Program. No such options, however, were granted in 2003. See "Option Exercises in Fiscal 2003 and Fiscal 2003 Year-End Values" below. All Other Compensation includes Company contributions to the individuals' respective Tax Deferred Savings Plan ("TDSP") and Profit Sharing Plan ("PSP") accounts, and payment by the Company of group term life insurance premiums on their behalf. In 2003 these amounts were the same for both of the Named Executive Officers: TDSP
- $6,000; PSP - $26,611; insurance - $1,600.

(2) Other Annual Compensation includes amounts paid for car allowances and for reimbursement of medical expenses. In all cases, the amounts totaled less than the lesser of (i) 10% of each officer's annual salary plus bonus for the respective year or (ii) $50,000.

Options Granted During Fiscal 2003
----------------------------------

No options to purchase Vishay's common stock were granted to the Named Executive Officers by Vishay under the Vishay Intertechnology 1998 Stock Option Program in the fiscal year ended December 31, 2003.

Option Exercises in Fiscal 2003 and Fiscal 2003 Year-End Values
---------------------------------------------------------------

The following table shows, as to the Named Executive Officers, information concerning the number and value of the Vishay stock options held by those persons at December 31, 2003, based on the closing price of Vishay Common Stock on December 31, 2003 of $22.90. Neither Named Executive Officer exercised any options during the year ended December 31, 2003.

                   Number of        Number of
                   Securities       Securities        Value of       Value of
                   Underlying       Underlying      Unexercised     Unexercised
                   Unexercised      Unexercised      Exercisable   Unexercisable
                   Exercisable     Unexercisable    In-the-Money    In-the-Money
       Name         Options          Options          Options        Options
---------------    -------------   --------------  --------------  -------------
King Owyang          46,750            55,750          $415,215      $110,295
Nick Bacile          19,001            15,999          $ 45,420      $ 22,710


Directors' Compensation

During 2003, directors not affiliated with either Siliconix or Vishay were paid an annual fee of $25,000 as well as $2,500 plus out-of-pocket expenses for each Board meeting and committee meeting they attended. Directors who are also employees of the Company or Vishay do not receive any additional compensation for their service as directors.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors consists of Christine Heiss, Timothy Talbert, and Mark Segall, all of whom are non-employee directors and all of whom also serve on the Audit and Nominating Committees of the Board of Directors. Immediately following the Annual Meeting of Stockholders, the members of all three of these committees will be Hanspeter Eberhardt, Timothy Talbert, and Thomas Wertheimer. Messrs. Eberhardt and Wertheimer are also non-employee directors.


                        REPORT OF COMPENSATION COMMITTEE

Executive Compensation Generally

Executive compensation in 2003 was considered, approved, and ratified by the Compensation Committee. In 2003, executives of the Company were compensated by base salary and annual cash incentives (under the Company's Key Professional Incentive Bonus Plan), as well as other benefits generally offered to executives by large corporations, such as car allowances and reimbursement of certain expenses. The amount paid to any participant in the Key Professional Incentive Bonus Plan was a measure of two annual performance components, (i) achievement of corporate objectives, which consisted of several components and varied by department for all participants in the Plan, and (ii) achievement of personal goals, which were unique for each individual participant. If a target objective was not met, its contribution to the awards to be made was eliminated and the bonus pool was correspondingly reduced.

The Compensation Committee evaluated both Company and individual executive performance against the Company's plan for the year and surveyed like industry practices at each facility location. Performance against plan was the easiest measure to use since the Company prepares a three-year plan each year. The general Company performance, as well as individual performance, was used to establish relative contribution for each executive.

The more difficult task in determining executive compensation was determining levels relative to like industry practices within the Northern California community. The Company contracted with a compensation consulting firm in order to determine low, average and high compensation levels for each executive position. These relative numbers take into account such factors as company location, company size, individual responsibilities and other executive benefits. The consulting firm's report included salaries, bonuses and total compensation. This report was then used by the Compensation Committee to evaluate appropriate salary changes and bonuses for the current year.

Cash compensation has historically been the primary tool that the Company has used to attract and hold outstanding executives. In the past, certain Siliconix executives have been granted options to purchase Vishay common stock under the Vishay Intertechnology 1998 Stock Option Program. No such options were granted, however, in 2003. Since the Northern California community, in which most of the Company's senior personnel are located, is very accustomed to generous stock option plans, the Board of Directors as well as the Compensation Committee determined that the Company should maintain salaries and bonuses at the upper end of community levels to permit Siliconix to retain its capable staff. The Company's policy has historically been to pay its senior executives cash compensation at no less than the 75th percentile of cash compensation of comparable executives in the Silicon Valley.

2003 Compensation of the President and CEO

Dr. Owyang's base salary for 2003 was evaluated by the Compensation Committee largely in accordance with the principles described above. The Committee felt it was appropriate to compensate Dr. Owyang at the upper end of base salary levels for Presidents and CEOs generally, based upon the report of the Company's compensation consultants.

Dr. Owyang's bonus under the Key Professional Incentive Bonus Plan reflected achievement of 95.3% of his personal goals and 90% of the corporate objectives for 2003. His personal goals related to achievement of cost reductions, capacity increases, and technology qualifications. His corporate goals related to achievement of specified levels of operating margin and inventory turns. The bonus under the Plan was determined in accordance with the formula mandated thereby.

Respectfully submitted,

The Compensation Committee

Christine P. Heiss
Mark B. Segall
Timothy V. Talbert

The foregoing Report of the Compensation Committee does not constitute soliciting material and is not filed or deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Sales Organizations
-------------------

The Company's products are sold by the Vishay worldwide sales organizations that operate as three regionally-based legal entities. The three regions consist of North America, Europe, and Asia. The aim of the Vishay sales structure is to unify the activities of the member companies, provide efficiencies by eliminating the duplications of many functions, and bring greater value to end customers by allowing them to deal with one entity for their active and passive electronic component purchasing needs. Vishay sales organizations function as undisclosed agents of the Company, through commission arrangements at a fixed percentage of sales made in each region for all sales related functions; however, the ownership of all sales, receivable, inventory, and risk of loss remains with Siliconix, with the exception of the North America region.

Effective from January 2001, Vishay Americas Inc., a wholly owned subsidiary of Vishay, assumed responsibility for collecting the Company's accounts receivable for the North America region. Accounts receivable ownership for North America region sales is transferred to Vishay Americas Inc. at the gross amount as soon as sales invoices are generated. Vishay Americas Inc. is compensated for accounts receivable collection, credit risk analysis, bad debt exposure, and selling expenses through a commission arrangement at a fixed percentage of sales. Accounts receivable transferred to Vishay Americas Inc. were $53,738,000 in 2003. Commissions paid to Vishay affiliates for North America, Europe, and Asia Pacific sales and related activities were $18,063,000 in 2003.

Subcontract Manufacturing Services
----------------------------------

In 1996, in order to secure additional manufacturing capacity, the Company, through an affiliate, entered into an agreement with Fraunhofer Gesellschaft ("FHG"), an institute partially owned by the German government, for the use of the FHG wafer fabrication facility in Itzehoe, Germany until December 31, 2007. This affiliate was acquired by Vishay concurrent with Vishay's acquisition of its 80.4% interest in Siliconix in 1998. Wafer fabrication subcontract fees paid by the Company to FHG in 2003 were $28,738,000.

The Company also contracted for assembly and testing services from a wholly owned subsidiary of Vishay in Israel. Subcontractor fees paid to this entity in 2003 were $8,905,000.

Administrative Service Sharing Agreements
-----------------------------------------

The Company has entered into certain service sharing agreements with Vishay and certain of its affiliates. Administrative expenses primarily related to personnel, insurance, logistics, other overhead functions, corporate IT support, and network communications support are shared and then allocated to the appropriate party on a periodic basis. During 2003, related parties reimbursed the Company $5,446,000 for administrative expenses incurred by the Company on their behalf, and the Company reimbursed related parties $15,763,000 for administrative expenses incurred by related parties on the Company's behalf. These reimbursements include increases in various costs, particularly insurance, and, to a lesser extent, procurement and marketing.

Centralized Payment Services
----------------------------

Vishay maintains a centralized payment system for Asian accounts payable. In 2003, Vishay created a centralized payment system for United States accounts payable and payroll. The Company reimburses actual amounts paid by Vishay. Amounts reimbursed by the Company were $112,431,000 for Asian accounts payable in 2003. Amounts reimbursed by the Company were $109,788,000 for U.S. accounts payable and $59,362,000 for U.S. payroll in 2003. Additionally, in 2003, Siliconix reimbursed $4,379,000 of third-party warehouse costs paid by Vishay on behalf of Siliconix. In prior years, these amounts were directly billed to Siliconix by the third-party warehouse.

Management Fees
---------------

Management fees paid by the Company to Vishay were $1,915,000 in 2003. These management fees primarily related to services provided by the Vishay corporate office, including accounting matters for all Securities and Exchange Commission filings, investor relations, tax services, cash management, legal services, and the handling of insurance coverage on a global basis.

Sales to Vishay and Affiliates
------------------------------

Product sales to Vishay and its affiliates were $106,000 in 2003.

Notes Receivable
----------------

The Company has a short-term loan agreement with Vishay under which it may, from time to time, advance money to Vishay. The agreement expires on January 2, 2005. All notes under this loan agreement are callable by the Company at any time. In December 2002, the Company received a promissory note under the loan agreement for $75 million, which was callable by the Company at any time and bore an interest rate of 3.025%. This promissory note was fully repaid on January 2, 2003. In March 2003, the Company received a promissory note under the loan agreement for $70 million, which was callable by the Company at any time and bore an interest rate of 3.0%. This promissory note was fully repaid on April 2, 2003. In June 2003, the Company received a promissory note under the loan agreement for $70 million, which was callable by the Company at any time and bore an interest rate of 2.75%. This promissory note was fully repaid on July 1, 2003. Vishay paid $90,000 in interest to the Company under the agreement in 2003. There have been no promissory notes outstanding under the loan agreement since July 1, 2003.

                             STOCK PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total stockholder returns, assuming reinvestment of dividends, for the Company, the S&P 500(R) Index, and the S&P 500 Semiconductors Index. The total stockholder return assumes $100 invested on December 31, 1998 in Siliconix Common Stock, the S&P 500 Index, and the S&P 500 Semiconductors Index. Historic stock price performance is not necessarily indicative of future stock price performance, and any comparison or statement made in this analysis should not be considered a recommendation or comment relative to the purchase or sale of the Company's stock.











                               [stock price graph]

Company Name/Index        1998      1999      2000      2001     2002     2003
                       ---------  --------  --------  ------- --------- -------
Siliconix                 $100      $634      $325      $396     $338     $661
S&P 500(R)Index           $100      $121      $110      $ 97     $ 74     $ 95
S&P 500
  Semiconductors Index    $100      $157      $123      $104     $ 51     $ 95


                   PROPOSAL 2-- RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

The Board of Directors proposes the ratification by the stockholders at the Annual Meeting of the accounting firm of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004. Ernst & Young has served as the Company's independent auditors since 1998. One or more representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

Fees Paid to Ernst & Young LLP

The following table sets forth the aggregate fees billed by Ernst & Young LLP for audit and non-audit services rendered to the Company in 2003 and 2002. These fees are categorized as audit fees, audit related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

                                 2003         2002
                                 ----         ----

         Audit fees            $471,000     $527,000
         Audit-related fees     144,000       23,000
         Tax fees                 8,000            -
         All other fees           3,000            -
                            -------------------------

         Total fees            $626,000     $550,000
                            =========================

      Audit fees. These fees generally include professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, subsidiary audits, statutory and regulatory filings, income tax provision procedures, and assistance with and review of documents filed with the SEC.

      Audit-related fees. These fees generally consist of assurance and other services that are reasonably related to the performance of the audit or review of Siliconix's financial statements or that are traditionally performed by the independent auditor, internal control reviews, attest services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and financial audits of employee benefit plans.

      Tax fees. These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatments for certain expenses, extra-territorial tax analysis, and tax due diligence relating to acquisitions. They also include state and local tax planning and consultations with respect to various domestic and international tax matters.

      All other fees. These fees generally consist of reviews for compliance with various government regulations and assessments and audits of various contractual arrangements.

The Company did not make use in fiscal 2003 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the auditor during the year.

In its review of non-audit services fees, the Audit Committee discussed with Ernst & Young its independence and considered, among other things, the possible effect of such non-audit services on the auditor's independence in the conduct of its auditing functions. The Board of Directors recommends that the stockholders vote for the ratification of the selection of Ernst & Young as independent auditors for the Company for the year ending December 31, 2004.

Stockholder ratification of the selection of Ernst & Young as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will consider whether to retain that firm. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote FOR Proposal 2.


                              STOCKHOLDER PROPOSALS

Stockholder proposals must be received by the Company at its principal offices not later than January 9, 2005 in order for them to be considered for inclusion in the Company's Proxy Statement and form of proxy with respect to the 2005 Annual Meeting.


                        COMPLIANCE WITH SECTION 16 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Directors, executive officers, and persons who beneficially own more than ten percent of the Company's Common Stock are required to comply with Section 16 of the Securities Exchange Act of 1934, which requires generally that such persons file reports with the Securities and Exchange Commission to report their ownership of and transactions in the

Company's Common Stock. The Company believes, based solely on a review of the copies of such reports received by the Company, that all Section 16 filers timely filed all required reports under Section 16 of the Exchange Act with respect to events and transactions that occurred in the fiscal year ended December 31, 2003.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Upon receipt of a written request from any stockholder, the Company will provide such stockholder, without charge, a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the schedule thereto. Stockholders desiring a copy of Form 10-K should send their written request to the Corporate Secretary, Siliconix incorporated, 2201 Laurelwood Road, Santa Clara, California 95054. If a stockholder making such a request is not a record owner of the Company's Common Stock, the request of such stockholder must contain a good faith representation that, as of April 23, 2004, such stockholder was a beneficial owner of Common Stock.


                                  OTHER MATTERS

The only business that the Board of Directors intends to present to the meeting is the election of a Board of Directors for the ensuing year and the ratification of the Company's independent auditors for the current year. The Board of Directors is not aware at the time of solicitation of the enclosed proxy of any other matter that may be presented for action at the meeting. In the event that any other matter should come before the meeting for action, management will vote the enclosed proxy in such manner as the named proxies determine in accordance with their best judgment.


BY ORDER OF THE BOARD OF DIRECTORS

DAVID M. ACHTERKIRCHEN
Secretary

May 7, 2004

                             SILICONIX INCORPORATED

                  Amended and Restated Audit Committee Charter
           (as approved by the Board of Directors on December 4, 2003)

      This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Siliconix incorporated (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Membership; Organization

      The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence requirements for serving on audit committees as set forth in the listing standards of the Nasdaq National Market (the "Nasdaq"). In addition, each Committee member shall meet the requirements for "financial literacy" and at least one member shall have "accounting or related financial management expertise", as such terms are defined in the applicable listing standards of the Nasdaq.

      Members of the Committee shall be appointed by the Board. The Board may remove members of the Committee with or without cause at any time. Unless a chairman of the Committee is appointed by the Board, the members of the Committee shall elect a chairman of the Committee by majority vote of the full Committee membership. The chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the lead independent audit partner, and the director of internal audit. The chairman may be removed at any time with or without cause by the Committee.

      The Committee shall meet at least four times annually. A majority of the members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee. The chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting and any member of the Committee may do so upon due notice at least forty-eight hours prior to the meeting. The Committee shall meet from time to time with the chief financial officer (and other members of management, as it deems appropriate), the Controller and the independent auditor in separate executive sessions.

      The Committee shall maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personnel, and outside professionals. The Committee may retain such independent counsel and other advisors as it determines are necessary to carry out its duties. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any independent auditor for audit, review or attest services, as well as for the ordinary administrative expenses of the Committee in carrying out its duties. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Purpose

      The Committee's purpose is to oversee the accounting and financial reporting processes of the Company and the auditor of the Company and to perform such other functions as are provided herein or may be assigned to it from time to time by the Board.

Responsibilities

      The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each such firm shall report directly to the Committee. The Committee shall also be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

      The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. The Committee's job is one of oversight. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements. Management and the internal auditing functions are responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. Although the Board and the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

o Retaining the independent auditors to audit the annual financial statements of the Company and review the quarterly financial statements of the Company. Although the Committee has the sole authority to appoint the independent auditor, the Committee will continue the longstanding practice of recommending that the Board ask the Company's stockholders at their annual meeting to approve the Committee's selection of independent auditor.

o Evaluating the performance of the independent auditors, determining the compensation of the independent auditors and, where appropriate, recommending the replacement of such auditors.

o Either (i) approving, in advance, the engagement of the independent auditors to perform any audit or permissible non-audit service or (ii) establishing pre-approval policies and procedures for such services in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall not approve the engagement of the independent auditors to render any of the non-audit services which are prohibited by Rule 2-01(c)(4) of Regulation S-X.

o Annually obtaining from the independent auditors a formal written statement delineating all relationships between the auditors and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take or recommend that the full Board take appropriate action to oversee the independence of the outside auditors.

o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61, as modified or supplemented, and consideration of the quality of the Company's accounting principles as applied in its financial reporting. Such discussions may include a review of particularly sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures, and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders, if distributed prior to the filing of the Form 10-K).

o Obtaining from the independent auditors timely (in accordance with Rule 2-07 of Regulation S-X) reports regarding critical accounting policies and procedures to be used in an audit, all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management (including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the independent auditors), and other material written communications between the independent auditors and management (such as any management letters provided by the auditors and any Company response to such letters and any schedules of unadjusted differences).

o Preparing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission, and submitting such report to the Board for approval.

o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

o Providing oversight of the Company's auditing, accounting and financial reporting principles, policies, controls, procedures and practices, and reviewing significant changes to the foregoing as suggested by the independent auditors, internal auditors or management.

o Reviewing with management and the independent auditors the interim financial information prior to the Company's filing of each Form 10-Q; this review shall be done by the Committee as a whole or through the Committee chairman.

o Annually obtaining from the independent auditors a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the independent auditors for the most recent fiscal year, as well as the nature of the services comprising the fees disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor of Rule 2-01(c)(7) of Regulation S-X.

o Reviewing and approving all "related party" transactions required to be disclosed under Item 404 of Regulation S-K.

o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal audit controls and procedures and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's response.
                                       A-4

o Reviewing any disagreements between management and the independent auditor in connection with the preparation of the financial statements. The Committee shall resolve any disagreements between management and the independent auditor regarding financial reporting. The Committee shall review any significant difficulties reported by the independent auditor in conducting the audit, including any restrictions on the scope of work or access to required information.

o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

o Evaluating the rotation of the independent auditor as well as the rotation of the lead audit and reviewing partners at the independent auditor. The Committee shall confirm, in consultation with the independent auditor, that the lead audit and reviewing partners assigned by the independent auditor have been rotated in compliance with Rule 2-01(c)(6) of Regulation S-X.

o Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o Review hiring of former employees of the independent auditors and any policies of the Company in this regard from time to time as the Committee deems appropriate so as to confirm the consistency of such practices with the independence of the auditors.

o Reporting its activities to the full Board and making such recommendations with respect to the above and any other matters as the Committee may deem necessary or appropriate.

                               FORM OF PROXY CARD

                             SILICONIX INCORPORATED
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints and constitutes Glyndwr Smith and King Owyang, or either of them, as proxies, each with full power of substitution, to represent and to vote, as designated below, all shares of the Common Stock of Siliconix incorporated held by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, June 10, 2004, at 2:00 p.m. California time, or at any adjournment or adjournments thereof, for the following purposes, described in the Proxy Statement dated May 7, 2004, accompanying the notice of said meeting:

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

Please mark your votes as indicated in this example using dark ink only  [X]

1.    ELECTION OF DIRECTORS.

      Hanspeter Eberhardt, King Owyang, Glyndwr Smith, Timothy V. Talbert, Thomas C. Wertheimer

    FOR all nominees       WITHHOLD AUTHORITY to      FOR all nominees except:
                           vote for all nominees          ________________

           [ ]                      [ ]                         [ ]

2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP.

           FOR                    AGAINST                  ABSTAIN

           [ ]                      [ ]                      [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned stockholder. If no direction is made, the proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2. Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 7, 2004 and the Annual Report for the year 2003.

I plan to attend the meeting  [   ]

I do not plan to attend the meeting       [   ]


________________________      Dated    ___________________, 2004
            Signature(s)



________________________
      Print Name(s)



Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                      B-2